Intangible assets	6 Months Ended
Jun. 30, 2026
Intangible assets other than goodwill [abstract]
Intangible assets	Intangible assets
Monalizumab rights under the 2014 monalizumab (NKG2A) Novo Nordisk agreement
Since their acquisition, monalizumab rights are amortized on a straight-line basis over the anticipated residual duration of the Phase II trials. The Company has reassessed the anticipated residual duration of the Phase 2 trials as of June 30, 2026 and estimated that it has been fully amortized in 2024, as a result of the completion of some trials and by modifying the estimated end dates relating to certain cohorts.
The net book values of the monalizumab rights were nil as of June 30, 2026 and June 30, 2025.

Avdoralimab (IPH5401) (anti-C5aR) rights acquired from Novo Nordisk A/S
The avdoralimab rights, initially recorded as an intangible asset in the agreement with Novo Nordisk A/S, were fully impaired in 2022 following the discontinuation of product development for bullous pemphigoid ("BP").
As of December 31, 2025, the asset was derecognized and the corresponding impairment provision reversed, following the Board of Directors' decision of December 11, 2025, to discontinue the intellectual property rights associated with this asset.
No activity occurred on this matter during the first half of 2026.